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                                                                 EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated May 11, 1998, with respect to the consolidated financial statements and schedule of CorVel Corporation included in the ENStar Inc. Annual Report (Form 10-K) for the year ended December 31, 1998.


                                           /S/ ERNST & YOUNG LLP

Orange County, California
March 29, 1999